SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


Date of Report: March 22, 2001
(Date of earliest event reported)

Commission File No.: 333-48720


                    Wells Fargo Asset Securities Corporation
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


        Delaware                                         52-1972128
--------------------------------------------------------------------------------
(State of incorporation)                    (I.R.S. Employer Identification No.)

7485 New Horizon Way
Frederick, Maryland                                          21703
--------------------------------------------------------------------------------
(Address of principal executive offices)                   (Zip Code)


                                 (301) 846-8881
--------------------------------------------------------------------------------
               Registrant's telephone number, including area code


--------------------------------------------------------------------------------
           (Former name or former address, if changed since last report.)

ITEM 5. Other Events

     Attached as an exhibit are Collateral Term Sheets (as defined in the no-action letter dated February 17, 1995 issued by the Securities and Exchange Commission to the Public Securities Association) prepared by UBS Warburg LLC which are hereby filed pursuant to such letter.

ITEM 7. Financial Statements and Exhibits

       (c) Exhibits

Item 601(a)
of Regulations S-K
Exhibit No.                             Description:
-----------                             ------------
       (99)                             Collateral Term Sheets
                                        prepared by UBS Warburg
                                        LLC in connection with Wells
                                        Fargo Asset Securities
                                        Corporation, Mortgage
                                        Pass-Through Certificates,
                                        Series 2001-6

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        WELLS FARGO ASSET SECURITIES
                                         CORPORATION



March 22, 2001

                                        By:  /s/ Alan S. McKenney
                                             ----------------------------------
                                             Alan S. McKenney
                                             Vice President

                               INDEX TO EXHIBITS
                               -----------------

                                                                Paper (P) or
Exhibit No.             Description                             Electronic (E)
-----------             -----------                             --------------

(99)                    Collateral Term Sheets                    E
                        prepared by UBS Warburg
                        LLC in connection
                        with Wells Fargo Asset
                        Securities Corporation,
                        Mortgage Pass-Through
                        Certificates, Series 2001-6